UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2011
Date of Report (Date of earliest event reported)

NATURALLY ADVANCED TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia (State or other jurisdiction of incorporation)	000-50367 |(Commission File Number)	98-0359306 (IRS Employer Identification No.)

305-4420 Chatterton Way Victoria, British Columbia (Address of principal executive offices)	V8X 5J2 (Zip Code)

(604) 683-8582
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On September 27, 2011, the Company issued a news release announcing that it has entered into a purchasing agreement for a minimum of one and a half million pounds of CRAiLAR(R) Flax fiber with Brilliant Global LTD, a Hong Kong-based private label knitwear manufacturer which produces a broad spectrum of sweater and accessory items in natural fibers for globally recognized brands. The agreement is to commence in October 2011.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
99.1	Press Release dated September 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NATURALLY ADVANCED TECHNOLOGIES INC.
DATE: September 27, 2011.	By: /s/ Guy Prevost Guy Prevost Chief Financial Officer and a director

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